Exhibit 99.1

APi Group Announces Date for Third Quarter 2021 Earnings Release

-Affirms New Share Count Following Common Stock Offering-

-Provides Preliminary Revenue Outlook for Third Quarter 2021-

New Brighton, Minnesota – October 22, 2021 – APi Group Corporation (NYSE: APG) (“APG”, “APi” or the “Company”), announced today that it intends to release its third quarter financial results for the three months ended September 30, 2021 before the market opens on Wednesday, November 10, 2021.

As a result of APi’s underwritten public offering of 22,716,049 shares of its common stock, which was announced on September 13, 2021 and closed on September 17, 2021, the adjusted diluted weighted average shares outstanding for the third quarter is expected to be approximately 210 million. APi expects net revenues for the three months ended September 30, 2021 to be at the higher end of analysts’ expectations.

APi will hold a webcast/dial-in conference call to discuss its financial results at 8:30 a.m. (Eastern Time) on Wednesday, November 10, 2021. Participants on the call will include Russ Becker, President and Chief Executive Officer; Kevin Krumm, Chief Financial Officer; and James E. Lillie and Sir Martin E. Franklin, Co-Chairs.

To listen to the call by telephone, please dial 877-876-9173 or 785-424-1667 and provide Conference ID 8464719. You may also attend and view the presentation (live or by replay) via webcast by accessing the following URL:

https://event.on24.com/wcc/r/3470149/364668B15CBB5E2E951B2CEBECD607EF

A replay of the call will be available shortly after completion of the live call/webcast via telephone at 800-938-0997 or 402-220-1541 or via the webcast link above.

About APi:

APi is a market-leading business services provider of safety, specialty and industrial services in over 200 locations in North America and Europe. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupcorp.com.

Investor Relations Inquiries:

Olivia Walton

Vice President of Investor Relations

Tel: +1 651-604-2773

Email: investorrelations@apigroupinc.us

Media Contact:

Liz Cohen

Kekst CNC

Tel: +1 212-521-4845

Email: Liz.Cohen@kekstcnc.com

Forward-Looking Statements and Disclaimers

Certain statements in this announcement are forward-looking statements which are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts, including expectations regarding certain expected third quarter 2021 results. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company’s future performance, including the impacts of the COVID-19 pandemic on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) the inability of the Company to successfully or timely consummate the acquisition of Chubb; (iii) failure to realize the anticipated benefits of the acquisition of Chubb; (iv) changes in applicable laws or regulations; (v) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (vi) other risks and uncertainties. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

The preliminary third quarter 2021 financial estimates are based on information available to management as of the date of this press release, remain subject to the completion of normal quarter-end accounting procedures and adjustments, and are subject to change. The Company’s independent registered public accounting firm has not completed its review of the Company’s results for the quarter ended September 30, 2021. During the course of the preparation of our consolidated financial statements and related notes, and completion of the Company’s financial close and procedures for the three months ended September 30, 2021, adjustments to the preliminary estimates may be identified, and such adjustments may be material. In addition, other developments may arise between now and the time the financial statements for the three months ended September 30, 2021 are finalized.

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